TCW Galileo

Funds, Inc.

This prospectus tells you about the Class I shares of a separate investment fund offered by TCW Galileo Funds, Inc., (the “Fund”). Please read this document carefully before investing, and keep it for future reference.

TCW Galileo Dividend Focused Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

November 1, 2004

GENERAL FUND INFORMATION

Investment Objectives and Principal Strategies

TCW Galileo Funds, Inc.	Investment Objectives	Principal Investment Strategies
TCW Galileo Dividend Focused Fund	High level of dividend income	Invests in equity securities of issuers which pay dividends.

Under adverse market conditions, the Fund could invest some or all of its assets in money market securities. Although the Fund would do this only when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks

The Fund is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Fund invests will have disappointing performance or not pay their debts.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you—and the more you can lose. Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of individual Fund shares will vary as the Fund’s portfolio securities increase or decrease in value. Therefore, the value of an investment in the Fund could go down as well as up. All investments are subject to:

•	MARKET RISK

There is the possibility that the returns from the types of securities in which the Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

•	SECURITIES SELECTION RISK

There is the possibility that the specific securities held in the Fund’s portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager’s choice of securities.

•	PRICE VOLATILITY

There is the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility.

The Fund may also be subject (in varying degrees) to the following risks:

•	LIQUIDITY RISK

There is the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. The Fund may be subject to liquidity risk because it invests a portion of its assets in securities of medium and small sized companies; or foreign securities, which have all experienced periods of illiquidity.

•	CREDIT RISK

There is the possibility that the Fund could lose money if an issuer is unable to meet its financial obligations such as the payment of principal and/or interest on an instrument, or goes bankrupt.

A more detailed explanation of these risks is presented under the “Risk Considerations of Investing” section at page 11.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person; you may lose money by investing in the Fund. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.

Performance Summary

The table below shows the Fund’s annual and after-tax returns and its long-term performance with respect to its Class N shares. The Class I shares of the Fund have no operating history. The barchart shows you how the Fund’s performance has varied from year to year. The second table compares the before and after-tax returns of the Fund over time to that of a broad-based securities market index for the period of time the Fund has been registered with the Securities and Exchange Commission as an investment company under the Investment Company Act of 1940 (“1940 Act”). Both tables assume reinvestment of dividends and distributions.

The performance information for the Fund includes the performance of its predecessor fund (“Predecessor Fund”), which prior to December 14, 2001, was managed by SG Cowen Asset Management Inc. The performance of the Predecessor Fund in the tables was calculated using the fees and expenses (not including the sales charge of 4.75% for Class A shares) of the Class A shares of the Predecessor Funds.

As with all mutual funds, past performance, both before and after taxes, is not a prediction of future results.

Year by year total return (%)

As of December 31 each year

TCW Galileo Dividend Focused Fund

(Formerly Known as TCW Galileo Income + Growth Fund)

* The Fund’s Class N total return for the period October 31, 2003 to December 2003 is: 6.93%.

Best and worst quarterly performance during this period

Fund	Performance
•Dividend Focused Fund
Quarter ending September 30, 2000	16.84% (Best)
Quarter ending September 30, 2002	– 14.56% (Worst)

Average Annual Total Return as of December 31	1 year	5 years	10 Years
•Dividend Focused Fund	31.58%	11.05%	11.74%
Return After Taxes on Distributions	29.32%	8.98%	8.62%
Return After Taxes on Distributions and Sale of Fund Shares	22.24%	8.56%	8.43%

Lipper Equity Income Fund Index	25.84%	2.22%	9.19%

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class I shares of the Fund have no sales charge (load) or Rule 12b-1 distribution fees.

FEE TABLE

		Dividend Focused
Shareholder Transaction Fees
1)	Redemption Fees	None
2)	Exchange Fees	None
3)	Contingent Deferred Sales Load	None
4)	Sales Load on Reinvested Dividends	None
5)	Sales Load on Purchases	None

Annual Fund Operating Expenses
	Management Fees	0.75%
	Distribution (12b-1) Fees	None
	Other Expenses	0.64%
	Total Annual Fund Operating Expenses	1.39	%(1)

(1) Estimated. Fund has no operating history.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

	1 Year	3 Years	5 Years	10 Years
Dividend Focused	$142	$440	$761	$1,669

TCW Galileo Dividend Focused Fund (Formerly Known as TCW Galileo Income + Growth Fund)

Investment Objectives/Approach

The Fund seeks to realize a high level of dividend income consistent with prudent investment management. Capital appreciation is a secondary objective. To pursue this goal, the Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in equity securities of companies that have a record of paying dividends. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

Concepts to understand

Growth Companies are companies exhibiting faster than average gains in earnings and which are expected to continue to show high level of growth gain.

The Adviser analyzes economic and market conditions and identifies securities that make the best investments in the pursuit of the Fund’s investment objectives. In selecting the investments, the Adviser considers factors which may include one or more of the following:

•	the company’s current valuation

•	market capitalization

•	price/earnings ratio

•	current dividend yield

•	the company’s potential for a strong positive cash flow and future dividend growth.

The Fund will generally invest in equity securities which include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock such as bonds and debentures; American Depository Receipts (ADRs); and other securities with equity characteristics. ADRs are typically certificates issued by U.S. banks which represent a stated number of shares of a foreign corporation that a bank holds in its vault.

The Fund may invest some of its assets on covered call options. A covered call option is any agreement which gives the buyer the right but not the obligation to buy a certain amount of a specified security for a specific price within a certain time period regardless of market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

The Adviser may temporarily invest up to 100% of the Fund’s assets in high quality short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of the underlying fundamentals, the immediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

Diane E. Jaffee is the Fund’s portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this Fund is “price volatility.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility because it invests in the securities of large companies. This is especially true during periods of economic uncertainty or during economic downturns.

Risk Considerations of Investing

Please consider the following risks before investing in the Fund.

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

General Investment Risk

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of the Fund’s shares will vary as the value of it’s Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in the Fund could go down as well as up.

Prices of most securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term. The fewer the number of issuers in which the Fund invests, the greater the potential volatility of its portfolio. A security that is leveraged, whether explicitly or implicitly, will also tend to be more volatile in that both gains and losses are intensified by the magnifying effects of leverage.

The Adviser may temporarily invest up to 100% of the Fund’s assets in high quality short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. These risks are more pronounced in emerging market countries.

Foreign Investing

Investing in foreign securities involves risks in addition to the risks associated with domestic securities. An additional risk is currency risk. While the price of the Fund’s shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the dollar, the U.S. dollar value of the foreign currency will decrease.

As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S. and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Fund. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund’s portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

Credit Risk

Credit Risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on a security. Because convertible securities may be rated below investment grade, they are subject to greater credit risk.

The Funds may invest in convertible securities rated below investment grade. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as “junk.” These securities are regarded as bonds predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of the Fund’s investment objective will be more dependent on the Adviser’s analysis than would be the case if the Fund was investing in higher quality debt securities. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade debt securities. More, the secondary trading market for lower quality securities may be less liquid than the market for investment grade securities. This potential lack of liquidity may make it more difficult for the Adviser to accurately value certain portfolio securities.

Management of the Fund

Investment Adviser

The Fund’s investment adviser is TCW Investment Management Company (the “Adviser”) and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of September 30, 2004, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $100 billion under management or committed to management.

Portfolio Managers

Listed below are the individuals are primarily responsible for the day-to-day portfolio management of the Fund, including a summary of each person’s business experience during the past five years:

Portfolio Manager(s)	Business Experience During Last Five Years*
Dividend Focused Fund
Diane E. Jaffee	Managing Director, the Adviser, the TCW Asset Management Company and Trust Company since January 2002. Previously, she was an Investment Officer of SG Cowen Asset Management, Inc.

* Positions with the TCW Group, Inc. and its affiliates may have changed over time.

Advisory Agreement

The Fund and the Adviser have entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”), under the terms of which the Fund has employed the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Fund’s business affairs, subject to control by the Board of Directors. The Adviser also pays certain costs of marketing the Fund, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. The Adviser or its affiliates may pay amounts from their own resources to third parties, including brokers, administrators, and other financial intermediaries, to compensate or reimburse such parties for administrative and shareholder services provided to the Fund and its shareholders. Such payments may provide incentives for such parties to make shares of the Fund available to their customers, and may allow the Fund greater access to such parties and their customers than would be the case if no compensation were paid. Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by the following:

Fund	Annual Management Fee (As Percent of Average Net Asset Value)
Dividend Focused	0.75%

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment, mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.

Multiple Class Structure

Certain of the Galileo Funds currently offers three classes of shares: Class I shares, Class N (or Investor Class) shares and Class K (or Advisor Class) shares. The Fund also offers N Class shares. Shares of each class of the Fund represent an equal pro rata interest in that Fund and generally give you the same voting, dividend, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N and Class K shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Fund’s distributor for distribution and related services at a rate equal to 0.25% of the average daily net asset of the Fund attributable to its Class N and Class K shares. Because these fees are paid out of the Fund’s Class N and Class K assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Class K shares are also subject to an administrative services fee of up to 0.50% of the daily net assets of the Fund attributable to its Class K shares.

YOUR INVESTMENT

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for the Fund’s shares is the Fund’s net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by a Fund’s transfer agent from dealers, brokers or other service providers after the NAV for the day is determined, will receive that same day’s NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were timely transmitted to and received by the transfer agent. A Fund’s investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined by the Fund pursuant to procedures established by the Fund’s Board.

Minimums

Initial	IRA	Additional
$2,000	$500	$250

TCW Galileo Funds, Inc. may waive the minimum and subsequent investments. All investments must be in U.S. dollars. The Funds will not accept cash, money orders, checks drawn on banks outside the U.S., travelers checks, bank checks, drafts, cashiers’ checks or credit card checks. Third-party checks, except those payable to an existing shareholder, will also not be accepted. If your check or wire does not clear, you will be responsible for any loss the Fund incurs. You will also be charged $25 for every check returned unpaid.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you is that when you open an account, the Fund’s transfer agent will ask you for your name, address, date of birth, and other information that will allow it to identify you. The transfer agent may also ask to see your driver’s license or other identification documents, and may consult third-party databases to help verify your identity. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the transfer agent reserves the right to close your account or take any other action it deems reasonable or required by law.

Automatic Investment Plan ($100 minimum)

You may arrange to make investments on a regular basis through automatic deductions from your bank checking account. Please call (800) 248-4486 for more information and an enrollment form.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund’s transfer agent or a dealer, broker or other service provider. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days from the purchase date or until payment is collected, whichever is earlier.

Written sell order

Some circumstances require written sell orders, along with Medallion signature guarantees. These include:

•	amounts of $100,000 or more

•	amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a payee or address different than what is on our records

A Medallion signature guarantee helps protect against fraud. You can obtain one from most banks, or securities dealers, credit unions or savings associations but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class I Galileo Fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Funds’ distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

General policies

If your non-retirement account falls below $2,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days’ written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the transfer agent takes reasonable measures to verify the order.

Trading Limits

The Fund is not intended to serve as a vehicle for frequent trading activity because such trading may disrupt management of the Fund, generate expenses and adversely affect performance. Accordingly, the Fund reserves the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading. Further, in order to prevent excessive trading activity, the Fund limits the number of “round trip” transactions that a shareholder may make. A shareholder makes a round trip by purchasing shares of the Fund (through either a purchase or exchange from another fund) and subsequently selling shares of the Fund (through either a redemption or an exchange into another fund). The Fund reserves the right to refuse any exchange into or purchase order for the Fund from any shareholder upon completion of four round trips with respect to the Fund in a calendar year. In addition, shareholders are limited to one exchange in shares out of the Fund during any 15 day period.

Large Redemption Amounts

The Fund also reserves the right to make a “redemption in kind”—payment in portfolio securities rather than cash—if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund’s assets).

These restrictions do not apply to certain asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraph have been applied to the Adviser’s retirement savings program), and to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to the Funds’ systematic investment or withdrawal program.

To the extent the Adviser is able to identify trading activity of beneficial shareholders, the Adviser monitors such trading directly and applies the restrictions set forth above. The Adviser is unable to directly monitor the trading activity of beneficial owners of the Fund’s shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus accounts maintained by brokers and other intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Funds. Accordingly, the ability of the Adviser to monitor and detect excessive share trading activity through omnibus accounts is very limited, and there is no guarantee that the Adviser will be able to identify shareholders who may be engaging in excessive trading activity through omnibus accounts or to curtail such trading.

In addition, the Fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions;

•	delay sending out redemption proceeds for up to seven days (generally only applies in cases of very large redemptions, excessive trading or during unusual market conditions).

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT
In Writing
Complete the New Account Form. Mail your New Account Form and a check made payable to TCW Galileo Fund to:

Via Regular Mail
TCW Galileo Funds, Inc. PFPC Inc. P.O. Box 9821 Providence, RI 02940-8021	(Same, except that you should include a note specifying the Fund name, your account number, and the name(s) your account is registered in.)

Via Express, Registered or Certified Mail
TCW Galileo Funds, Inc. PFPC Inc. 760 Moore Road King of Prussia, PA 19406-1212
By Telephone

Please contact the Investor Relations Department at (800) FUND TCW (386-3829) for a New Account Form.

Wire: Have your bank send your investment to:	(Same)

PNC Bank, Philadelphia, PA ABA No. 031-0000-53 Account No. 86-1282-4023 FBO TCW Galileo Fund (Name on the Fund Account) (Fund Account Number)
Via Exchange

Call the transfer agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the transfer agent at (800) 248-4486.

TO SELL OR EXCHANGE SHARES
By Mail
Write a letter of instruction that includes:
•your name(s) and signature(s) as they appear on the account form
•your account number
•the Fund name
•the dollar amount you want to sell or exchange
•how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see “Account Policies and Services—Selling Shares”).
Mail your letter of instruction to:
Via Regular Mail
TCW Galileo Funds, Inc.
PFPC Inc.
P.O. Box 9821
Providence, RI 02940-8021
Via Express, Registered or Certified Mail
TCW Galileo Funds, Inc.
PFPC Inc.
760 Moore Road
King of Prussia, PA 19406-1212

By Telephone

Be sure the Fund have your bank account information on file. Call the transfer agent at (800) 248-4486 to request your transaction. Proceeds will be sent electronically to your bank or a check will be sent to the address of record. Any undelivered checks that remain uncashed for six months will be reinvested in the Fund at the per share NAV determined as of the date of cancellation.

Telephone redemption requests must be for a minimum of $1,000.

Systematic Withdrawal Plan: Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.
Be sure to maintain an account balance of $2,000 or more. Systematic Withdrawal plans are subject to a minimum annual withdrawal of $500.
To reach the transfer agent at PFPC Inc., call toll free in the U.S.
(800) 248-4486
Outside the U.S.
(610) 382-7849 (collect)

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for the Fund. Dividends from the net investment income of the Fund will be declared and paid annually. The Fund will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the same Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. More information about these rules is provided in the Statement of Additional Information.

In any fiscal year in which the Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash—unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of the Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Fund with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Fund to withhold 28% (or current rate) of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

Disclosure of Portfolio Information

It is the policy of the Fund to provide certain unaudited information regarding the portfolio composition of the Fund as of month-end (the “Portfolio Holdings”) to shareholders and others upon request to the Fund, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain Portfolio Holdings for a particular month may make a request by contacting the Fund between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, toll free at (877) 829-4768 beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter).

Persons making requests will be asked to provide their name and a mailing address, e-mail address or fax number. The Fund reserves the right to refuse to fulfill a request if they believe that providing Portfolio Holdings would be contrary to the best interests of the Fund.

In addition to the policy stated above, the Fund may disclose Portfolio Holdings at other times to analysts or ratings agencies. The disclosure of Portfolio Holdings in this context is conditioned on the recipient agreeing to treat such Portfolio Holdings as confidential (provided that analysts and rating agencies may publish portfolio positions upon the consent of the Fund), and to not allow the Portfolio Holdings to be used by it or its employees in connection with the purchase or sale of shares of the relevant Funds. In addition, Portfolio Holdings are provided or otherwise available to third-party service providers of the Fund, including the Fund’s custodian, pricing services, and administrators, as necessary for the provision of services to the Fund.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The information for the year ended October 31, 2003, and the period ending October 31, 2002, has been audited by Deloitte & Touche LLP, whose report, along with the Company’s financial statements, are included in the annual report which is available upon request. The information for fiscal years ended prior to November 30, 1999 has been audited by other independent auditors.

TCW Galileo Dividend Focused Fund (Formerly Known as TCW Galileo Income + Growth Fund) Class N

	Year Ended October 31, 2003	December 1, 2001 through October 31, 2002		Year Ended November 30
				2001(5)	2000(5)	1999(5)	1998(5)
Net Asset Value per Share, Beginning of Period	$8.92	$10.63		$10.40	$8.35	$9.19	$10.83

Income (Loss) from Investment Operations
Net Investment Income	0.10 (4)	0.11	(4)	0.10	0.13	0.19	0.22
Net Realized and Unrealized Gain (Loss) Investments	2.13	(1.27)		0.58	2.44	(0.28)	0.14

Total from Investment Operations	2.23	(1.16)		0.68	2.57	(0.09)	0.36

Less Distributions
Dividends from Net Investment Income	(0.12)	(0.11)		(0.12)	(0.15)	(0.20)	(0.22)
Distributions from Net Realized Gain	(0.91)	(0.44)		(0.33)	(0.37)	(0.55)	(1.78)

Total Distributions	(1.03)	(0.55)		(0.45)	(0.52)	(0.75)	(2.00)

Net Asset Value per Share, End of Period	$10.12	$8.92		$10.63	$10.40	$8.35	$9.19

Total Return	27.59%	(11.48)%	(1)	6.72%	33.04%	3.98%	(1.12)%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$31,949	$26,718		$34,578	$34,657	$34,116	$44,643
Ratio of Expenses to Average Net Assets	1.39% (3)	1.15%	(2)(3)	1.43%	1.36%	1.33%	1.20%
Ratio of Net Investment to Average Net Assets	1.13%	1.18%	(2)	0.98%	1.45%	2.18%	2.22%
Portfolio Turnover Rate	33.22%	60.23%		1%	73%	71%	62%

(1) For the period December 1, 2001 through October 31, 2002 and not indicative of a full year’s operating results.

(2) Annualized.

(3) The Investment Adviser has contractually agreed to reduce its fee or to pay the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to 1.15% for the period December 1, 2001 through October 31, 2002. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 1.52% for the year ended October 31, 2003, 1.53% for the period December 1, 2001 through October 31, 2002 and 1.25% for the year ended November 30, 1998.

(4) Computed using average shares outstanding throughout the period.

(5) Reflects the A Class of the former SG Cowen Income & Growth Fund adjusted for the exchange.

FOR MORE INFORMATION

For all shareholder account information such as transactions and account inquiries:

Call (800) 248-4486

For information regarding the TCW Galileo Funds, Inc.:

Call (800) FUND TCW (386-3829)

In writing:

TCW Galileo Funds, Inc.

PFPC Inc.

P.O. Box 9821

Providence, RI 02940-8021

On the Internet:

TCW GALILEO FUNDS, INC.

www.tcw.com

You may visit the SEC’s website at www.sec.gov to view text only versions of Fund documents filed with the SEC.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 1-202-942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549-6009 or by electronic request at the following e-mail address: www. publicinfo@sec.gov.

TCW Galileo Funds, Inc.

More information on the Fund is available free upon request, including the following:

Annual / Semi-Annual Report

Describes the Fund’s performance, lists portfolio holdings and contains a letter from the Fund’s portfolio managers discussing recent market conditions, economic trends and Fund strategies.

Statement of Additional Information (SAI)

Provides more details about the Fund and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus.

SEC file number: 811-7170